                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 16, 2001



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

ITEM 5.           OTHER EVENTS

                           On May 25, 2001, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-61658 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, (hereinafter referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $1,500,000,000, and was declared effective on June 18, 2001. Pursuant to a Prospectus Supplement dated August 9, 2001, The Kroger Co. is issuing $250,000,000 of Debt Securities in the form of Puttable Reset Securities (PURS) due 2012 (the "PURS"). The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

                           In connection with the issuance of the PURS, the Registrant has executed an Underwriting Agreement dated August 9, 2001, among The Kroger Co., its subsidiary guarantors, and Goldman, Sachs & Co., the form of which is incorporated herein by reference as
                           Exhibit 1.1.1 hereof. In connection with the issuance of the PURS, the Registrant has executed a Pricing Agreement dated August 9, 2001, among The Kroger Co., its subsidiary guarantors, and Goldman, Sachs & Co., the form of which is incorporated herein by reference as Exhibit 1.1.2 hereof.

                           The form of indenture for the PURS was filed as
                           Exhibit 4.3 of the Registration Statement. The Twelfth Supplemental Indenture, dated as of August 16, 2001, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A., as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee, which originally was qualified as filed with the Registration Statement. The Twelfth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

                           In connection with the issuance of the PURS, The Kroger Co. has executed a Calculation Agency Agreement dated as of August 16, 2001 with Citibank, N.A., which is attached hereto as Exhibit 4.3.2


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                           (c)      Exhibits:

                                    1.1.1 Underwriting Agreement dated August 9,
                                    2001, among The Kroger Co., its subsidiary guarantors, and Goldman, Sachs & Co.

                                    1.1.2 Pricing Agreement dated August 9,
                                    2001, among The Kroger Co., its subsidiary guarantors, and Goldman, Sachs & Co.

                                    4.3.1 Twelfth Supplemental Indenture dated as of August 16, 2001, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A., as trustee, relating to the PURS due 2012.

                                    4.3.2 Calculation Agency Agreement dated as of August 16, 2001, between The Kroger Co. and Citibank, N.A., relating to the PURS.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          THE KROGER CO.



August 16, 2001                           By: (Paul Heldman)
                                              Paul Heldman
                                              Senior Vice President, Secretary
                                               and General Counsel

                                  EXHIBIT INDEX



Exhibit No.                             Exhibit
-----------                             --------

 1.1.1 Underwriting Agreement dated August 9, 2001, among The Kroger Co., its subsidiary guarantors, and Goldman, Sachs & Co.

 1.1.2 Pricing Agreement dated August 9, 2001, among The Kroger Co., its subsidiary guarantors, and Goldman, Sachs & Co.

 4.3.1 Twelfth Supplemental Indenture dated as of August 16, 2001, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A., as trustee, relating to the PURS due 2012.

 4.3.2 Calculation Agency Agreement dated as of August 16, 2001, between The Kroger Co. and Citibank, N.A., relating to the PURS.